SCHEDULE II
           CERTIFICATE OF AUTHORIZED PERSONS FOR FUND EXPENSE PAYMENTS

                   (The Fund - Oral and Written Instructions)


The undersigned hereby certifies that he/she is the duly elected and acting Treasurer of each fund listed on Exhibit A (the "Fund"), and further certifies that the following officers or employees of the Fund have been duly authorized in conformity with the Fund's Articles of Incorporation/Declaration of Trust and By-Laws to deliver Written and Oral Instructions for the purpose of paying Fund expenses to The Bank of New York ("Custodian") pursuant to the Custody Agreement between the Fund and Custodian dated April 26, 2001, and that the signatures appearing opposite their names are true and correct:



   Richard DeSanctis                 Vice President                           /s/Richard DeSanctis
---------------------------------    --------------------------------------   ------------------------
   Name                              Title                                    Signature


   Steven W. Duff                    President                                /s/Steven W. Duff
---------------------------------    --------------------------------------   ------------------------
   Name                              Title                                    Signature


   Robert Rickard                    Vice President                           /s/Robert Rickard
---------------------------------    --------------------------------------   ------------------------
   Name                              Title                                    Signature


   Christopher Brancazio             Chief Compliance Officer                 /s/Christopher Brancazio
---------------------------------    --------------------------------------   ------------------------
   Name                              Title                                    Signature


   Christine Manna                   Secretary                                /s/Christine Manna
---------------------------------    --------------------------------------   ------------------------
   Name                              Title                                    Signature


   Dana Messina                      Vice President                           /s/Dana Messina
---------------------------------    --------------------------------------   ------------------------
   Name                              Title                                    Signature


   Anthony Pace                      Treasurer                                /s/Anthony Pace
---------------------------------    --------------------------------------   ------------------------
   Name                              Title                                    Signature



         This certificate supersedes any certificate of Authorized Persons you may currently have on file.


                                                By:/s/Anthony Pace
                                                   ---------------
                                                      Anthony Pace
                                                      Title: Treasurer


                                                Date: 11/1/07